Exhibit 10.2

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 6 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT

This AMENDMENT NO. 6 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (this “Amendment”), effective as of October 2, 2020, amends that certain Development and Commercial License Agreement, effective February 24, 2016 (as previously amended by that certain Amendment No. 1 to Development and Commercial License Agreement, effective as of February 24, 2017, that certain Amendment No. 2 to Development and Commercial License Agreement, effective as of August 21, 2017, that certain Amendment No. 3 to Development and Commercial License Agreement, effective as of February 5, 2018, that certain Amendment No. 4 to Development and Commercial License Agreement, effective as of May 23, 2018, and that certain Amendment No. 5 to Development and Commercial License Agreement, effective as of September 18, 2019, the “DCLA”), by and among LES LABORATOIRES SERVIER, a corporation incorporated under the laws of France having a principal place of business at 50 rue Carnot, 92150 Suresnes, France (“LLS”) and INSTITUT DE RECHERCHES INTERNATIONALES SERVIER, a corporation incorporated under the laws of France having its principal place of business at 50 rue Carnot, 92150 Suresnes, France (“IRIS”) (LLS and IRIS together jointly and severally, “Servier”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701, U.S.A. (“Precision”).  Precision and Servier may each be referred to herein individually as a “Party” and collectively as the “Parties.”  All capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the DCLA.

RECITALS

WHEREAS, the Parties have determined to modify certain rights and obligations of the Parties under the DCLA solely as applicable to PBCAR0191 (defined below), as further described in this Amendment; and

WHEREAS, the Parties desire to amend the DCLA as set forth below in accordance with Section 17.8 of the DCLA.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Additional Definitions. The following definitions are hereby added to Article I of the DCLA, as un-numbered definitions:
a.	“Amendment No. 6” means that certain Amendment No. 6 to Development and Commercial License Agreement entered into by the Parties, effective as of October 2, 2020.
b.	“PBCAR0191” means that certain Licensed Product Candidate Directed to CD19 that is the subject of [***].

c.	“PBCAR0191 Development Achievement Notice” has the meaning set forth in Section 2.2.5 (as such Section is amended with respect to PBCAR0191 by Amendment No. 6).
d.	“PBCAR0191 Phase I Clinical Trial” has the meaning set forth in Section 2.2.4 (as such Section is amended with respect to PBCAR0191 by Amendment No. 6).
e.	“PBCAR0191 Phase I Notice” has the meaning set forth in Section 2.2.4 (as such Section is amended with respect to PBCAR0191 by Amendment No. 6).
f.	“PBCAR0191 Phase IIa[***]” means [***].
g.	[***].
2.	Amendments to Definition of Phase II Ready Status. Solely as applicable to PBCAR0191, the definition of “Phase II Ready Status” in the DCLA is hereby amended and restated in its entirety as follows:

“Phase II Ready Status” means that: (a) (i) the PBCAR0191 Phase I Clinical Trial and the PBCAR0191 Phase IIa [***]have been completed for PBCAR0191[***].

3.	Addition of Section 2.2.3A to the DCLA. A new Section 2.2.3A is hereby added to Article II of the DCLA immediately after Section 2.2.3 and shall read in its entirety as follows:

2.2.3ADevelopment of PBCAR0191 by Precision.

(a)Precision shall be solely responsible for, shall use Commercially Reasonable Efforts to carry out, and shall pay all costs and expenses incurred by Precision in carrying out, the Development activities with respect to PBCAR0191 that are set forth in [***], including all CMC activities thereunder.

(b)[***].  Precision will consult with Servier [***] regarding the total number of patients to be dosed in the PBCAR0191 Phase IIa[***], but Precision will have final decision-making authority with respect to the total number of patients to be dosed in each of the PBCAR0191 Phase IIa[***].  The PBCAR0191 Phase IIa [***]will be deemed complete upon completion of the PBCAR0191 Phase IIa [***]with respect to the total number of patients to be dosed as determined by Precision.

(c)For purposes of PBCAR0191, the Clinical Trial material [***]shall[***] be deemed to be the Phase II Ready Batch required to be produced for PBCAR0191 under this Agreement.  [***].

(d)Upon [***], Phase II Ready Batch Success shall be deemed to have occurred with respect to PBCAR0191.  [***].

(e)Notwithstanding anything to the contrary in this Agreement, except for the Development activities that are set forth in [***], Precision shall not be required to conduct any further Development activities under this Agreement with respect to PBCAR0191 without Precision’s prior written consent.

4.	Amendments to Section 2.2.4 of the DCLA. Solely as applicable to PBCAR0191, Section 2.2.4 of the DCLA is hereby amended and restated in its entirety as follows:

2.2.4Precision shall deliver written notice to the JSC as soon as reasonably practical following its completion of [***] (the “PBCAR0191 Phase I Clinical Trial”), together with all available data in the categories set forth in Exhibit B to Amendment No. 6 (the “PBCAR0191 Phase I Notice”). [***]Precision will provide any other data in the categories set forth in Exhibit B to Amendment No. 6 promptly as and when it becomes available to Precision.  The JSC shall promptly (but in any event within [***] after the PBCAR0191 Phase I Notice) convene a meeting to review and discuss such data with respect to PBCAR0191. Upon Precision’s delivery of the PBCAR0191 Phase I Notice, Precision shall be deemed to have achieved [***], and the milestone payments of [***]in Section 8.3.1(a) shall each be payable by Servier within [***]after receipt of Precision’s invoice following delivery of the PBCAR0191 Phase I Notice.

5.	Amendments to Section 2.2.5 of the DCLA. Solely as applicable to PBCAR0191, Section 2.2.5 of the DCLA is hereby amended and restated in its entirety as follows:

2.2.5Precision shall deliver written notice to the JSC as soon as reasonably practical following the achievement of Phase II Ready Status (as such definition is amended with respect to PBCAR0191 by Amendment No. 6) for PBCAR0191 (which may or may not include, for purposes of Precision’s notice as set forth in this sentence, the JSC having identified a pivotal Phase II Clinical Trial dose (or dosing regimen) for PBCAR0191) together with a copy of the data package regarding the results of Precision’s research and development program for PBCAR0191[***] (the “PBCAR0191 Development Achievement Notice”).  Such notice shall be deemed the Development Achievement Notice for PBCAR0191. [***]Precision will provide any other data in the categories set forth in Exhibit B to Amendment No. 6 promptly as and when it becomes available to Precision. The JSC shall promptly, but in no event more than [***]following receipt of such notice, convene a meeting to review and discuss such notice and data package with respect to PBCAR0191 and, if not yet identified by the JSC, to identify a pivotal Phase II Clinical Trial dose (or dosing regimen) for PBCAR0191. Additionally, for [***]following the end of such meeting, Servier may request, and Precision shall thereafter provide as promptly as practicable, any additional information that could reasonably be expected to assist Servier in determining whether it desires to exercise the Commercial Option for PBCAR0191 in accordance with Section 4.1.  In the event that the JSC determines that it cannot identify a pivotal Phase II Clinical Trial dose (or dosing regimen) for PBCAR0191 based on the data provided by Precision in the PBCAR0191 Development Achievement Notice, (a) the JSC shall meet to consider whether it is commercially reasonable to continue to seek to achieve Phase II Ready Status for PBCAR0191 and, upon a positive determination, but subject to Section 2.2.3A(e), develop a plan for such achievement and (b) if the JSC determines that it is not commercially reasonable to continue to seek to achieve Phase II Ready Status for PBCAR0191, or fails to approve a plan for such achievement within [***]after such meeting of the JSC, then unless otherwise agreed by the Parties, neither Party shall be required nor permitted to conduct any further Development or Commercialization activities under this Agreement with respect to PBCAR0191.

6.	Addition of Section 4.1.1A to the DCLA. A new Section 4.1.1A is hereby added to Article II of the DCLA immediately after Section 4.1.1 and shall read in its entirety as follows:

4.1.1ACommercial Option Exercise Period for PBCAR0191.  Notwithstanding anything to the contrary in this Agreement, the Commercial Option Exercise Period with respect to PBCAR0191 shall begin on the date on which Precision provides the PBCAR0191 Development Achievement Notice and end on [***].

7.	Amendments to Section 17.5 of the DCLA. The address for notices and communications to Servier under Section 17.5 of the DCLA is hereby amended as follows:

If to Servier:

Head of Alliance Management

Les Laboratoires Servier

Institut de Recherches Internationales Servier

50 rue Carnot

92284 Suresnes, France

Email: francois.tharaux@servier.com

Attention: François Tharaux

and

Contracts Department Director

Les Laboratoires Servier

Institut de Recherches Internationales Servier

50 rue Carnot

92284 Suresnes, France

Email: matthieu.guerineau@servier.com

Attention: Matthieu Guerineau

8.

PBCAR0191 Development Plan.  The Parties, acting through their representatives on the JSC, will agree upon and approve an updated Development Plan for PBCAR0191 that is consistent with the terms of this Amendment No. 6 as promptly as practical following the date of this Amendment, and such approval shall be set forth in the minutes of the next meeting of the JSC.

9.

No Other Changes.  Except as expressly modified by this Amendment, the DCLA shall remain unchanged and in full force and effect.  This Amendment shall become a part of the DCLA as if set forth in full therein, and references to the DCLA shall be to the DCLA as amended.  To the extent of any conflict or inconsistency between the terms of this Amendment and the DCLA, the terms of this Amendment shall prevail.

10.	Dispute Resolution; Governing Law; Jurisdiction. The Parties acknowledge and agree that Article XV and Section 17.13 of the DCLA shall apply to this Amendment as if fully set forth herein.

11.

Counterparts.  This Amendment may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to Development and Commercial License Agreement to be executed by their duly authorized representatives.

For Precision BioSciences, Inc.		For Les Laboratoires Servier.
By:	/s/ Matt Kane	By:	/s/ Eric Falcand
Name:	Matt Kane	Name:	Eric FALCAND
Title:	CEO	Title:	Proxy
For Institut de Recherches Internationales Servier.
By:	/s/ Claude Bertrand
Name:	Claude Bertrand
Title:	Executive Vice President R&D

EXHIBIT A

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EXHIBIT B

Data Categories

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